VANGUARD® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Prospectus Supplement Dated May 28, 2003

to the

Prospectus dated May 1, 2003

Effective immediately, the description of the Mid-Cap Index Portfolio under the section “Investment Options” is hereby amended in its entirety to read as follows:

“The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to track the performance of the MSCI® US Mid Cap 450 Index, which is made up of stocks of medium-size U.S. Companies. All or substantially all of the Portfolio’s assets will be invested in stocks that make up the target index. Vanguard’s Quantitative Equity Group serves as this Portfolio’s investment adviser.”

The following language is hereby added to the description of the death benefit riders under the “Death Benefit” section:

“If you elect the Return of Premium Death Rider or the Annual Step-Up Death Benefit Rider, you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Note that if you terminate the rider, you will not be allowed to elect the additional death benefit options in the future. Once the rider is terminated, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.”

This Prospectus Supplement must be accompanied

by the Prospectus for the

Vanguard® Variable Annuity dated May 1, 2003